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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                  JUNE 26, 1998
                                (Date of Report)


                           UNIVERSAL FOODS CORPORATION
             (Exact name of registrant as specified in its charter)


           WISCONSIN                 1-7626              39-0561070
        (State or other         (Commission File        (IRS Employer
        jurisdiction of              Number)             ID Number)
        incorporation)


                            433 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                    (Address of principal executive offices)



                                 (414) 271-6755
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On June 25, 1998, Universal Foods Corporation issued a Press Release announcing the adoption of the Board of Directors of a new Share Purchase Rights Plan to replace its Shareholders' Rights Plan and the declaration of a quarterly cash dividend. A copy of said Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  99.1 Press release announcing adoption of Share Purchase Rights Plan, termination of Shareholders' Rights Plan, and declaration of quarterly cash dividend.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIVERSAL FOODS CORPORATION
                                        (Registrant)


                                        By:   /s/ John L. Hammond
                                              ---------------------------------
                                              John L. Hammond
                                              Vice President, Secretary and
                                              General Counsel


Date: June 26, 1998


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                           UNIVERSAL FOODS CORPORATION
                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K



                                                                   Incorporated
Exhibit                                                             Herein By           Filed
 Number                     Description                             Reference          Herewith
-------                     -----------                             ---------          --------
 99.1       Press release announcing adoption of Share                                    X
            Purchase Rights Plan, termination of
            Shareholders' Rights Plan, and declaration of
            quarterly cash dividend.